                                                                  Exhibit (b)(2)

                           SECTION 906 CERTIFICATIONS

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Registrant.


By: /s/ James W. Ireland
    ----------------------------------------------
    James W. Ireland
    Trustee, President and Chief Executive Officer
    GE Asset Management Incorporated

Date: September 21, 2010.


By: /s/ Eunice Tsang
    ----------------------
    Eunice Tsang
    Treasurer, Elfun Funds

Date: September 21, 2010.